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                                   Exhibit 32


                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350


     The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                              By:/s/ Joseph J. Bouffard
                                 -----------------------------------
                                 Name: Joseph J. Bouffard
                                 Title:President and Chief Executive Officer

                                 May 13, 2004


                              By:/s/ Michael J. Dee
                                 -----------------------------------
                                 Name:    Michael J. Dee
                                 Title:   Chief Financial Officer and Controller

                                 May 13, 2004